FORM 8K/A

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                Date of Initial Report: September 16, 1996
             Date of Amended Report: October 15, 1996


                       GLOBAL VENTURE FUNDING, INC.
          (Exact Name of Registrant as Specified in its Charter)



     Colorado                  0-14213               84-0990371
(State or Other Juris  (Commission File Number)   (IRS Employer
diction of Incorporation)                      Identification No.)



                           2712 Echo Mesa Drive
                          Las Vegas, Nevada  89134
                 (Address of Principal Executive Offices)



     Registrant's telephone number, including area code:(702)233-6638

     Former name or former address, if changed since last report: N/A

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4.        Changes in Registrant's Certifying Accountants.

               On August 30, 1996 the Registrant received a letter of resignation from the accounting firm of Gilbert
               & Company, of San Francisco, California. The
               Registrant has engaged the accounting firm of Bradshaw, Smith & Co., Las Vegas, Nevada.

               The previous accountants report for fiscal year ended September 30, 1994 and 1995 contained an adverse opinion regarding the Registrant's ability to continue as a going concern, however, as of this date, the Registrant is unable to determine if there were any disagreements with the accountant on any matter of accounting principles or practices, financial statement disclosure in connection with either of the reports from the past two years.

               The previous accountant believes that withdrawal/ resignation was necessary because there were post-audit accounting fees unpaid at the time he dual dated the audit report for filing an Amended Form 10-KSB on May 10, 1996 thereby placing the firm in a position whereby there could be the possibility that the firm was not independent. The Registrant does not agree with the accountant that there was any issue of independence.

               The Registrant files herewith two letters from the previous accountant stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

Item 5.        Other Events.

               Not applicable.

Item 6.        Resignation of Registrant's Directors.

               Not applicable.

Item 7.        Financial Statements. Pro Forma Financial
               Information and Exhibits.

               Two Letters to the Securities and Exchange Commission from the previous accountant regarding their agreement or disagreement with the statements made herein with regard to the change of accountants is attached.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL VENTURE FUNDING, INC.



Date: Oct. 15, 1996               By:    /s/ Roger K. Knight
                                      Roger K. Knight
                                      President

                          Gilbert & Company
                     Certified Public Accountant



September 18, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Global Venture Funding, Inc.-File Number 0-14213

To Whom It May Concern:

This is our interim letter pursuant to regulation S-K Item 304(a)(3).

This firm has read the statements made by Global Venture Funding, Inc. (copy attached), which this firm understands has been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of September, 1996. While this firm has not completed its review of the statements concerning this firm as contained in such Form 8-K, preliminarily this firm does not fully concur with such statements as they relate to the reason(s) for the resignation of this firm as the Certified Public Accountanting firm for Global Venture Funding, Inc., and its subsidiary.

A more detailed letter will be forthcoming shortly.

Sincerely,

/s/ Michael M. Gilbert

Michael M. Gilbert
Gilbert & Company

Enclosure


    1 Maritime Plaza, Suite 1300, San Francisco, CA 94111
       (415) 576-1300      Fax (415) 491-4141

                          Exhibit 1


                   GILBERT & COMPANY
              Certified Public Accountant



October 11, 1996


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

RE: Global Venture Funding, Inc.-File Number 0-14213

To Whom It May Concern:

This is our additional detailed letter as was stated would be forthcoming in our September 18, 1996, letter to the Securities and Exchange Commission pursuant to Regulation S-K Item 304(a)(3).

This firm has read the statements made by Global Venture Funding, Inc. in their 8-K filed for the month of September 1996, which this firm understands has been filed with the Commission, pursuant to Item 4 of such 8-K (copy attached as Exhibit A). This firm has not received any amended 8-K filings related to this firms withdrawal/resignation. Our previous letter stated that this firm preliminarily did not fully concur with the statements contained in the aforementioned 8-K filing as they related to the reasons for the withdrawal/resignation of this firm as the Certified Public Accounting firm for Global Venture Funding, Inc., and its subsidiary.

Prior to this firms withdrawal/resignation, this firm had issued a qualified going concern (emphasis of a matter) opinion.

The principal underlying reason necessitating the withdrawal/ resignation of this firm was due to independence issues. The issue of independence, beyond a fee's issue as it related to dual dating of the audit report, was the fact that the registrant was placing this firm in a contingency position which is in direct conflict with rules and regulations established by the American Institute of Certified Public Accountants (ET Section 302 of the AICPA Professional Standards).

This firm has no choice but to withdraw/resign based upon the positions of the registrant.

Sincerely,

/s/ Michael M. Gilbert

Michael M. Gilbert
Gilbert & Company

Enclosure

              1 Maritime Plaza, Suite 1300, San Francisco, CA 94111
                 (415) 576-1300    Fax (415) 491-4141